                                                                 EXHIBIT 10.4.10

                                 AMENDMENT NO. 1
                                       TO
                            SHIP MANAGEMENT AGREEMENT

                                 April 11, 2005

            Reference is hereby made to the Ship Management Agreement, dated October 20, 2004 (the "Ship Management Agreement"), between Victory Ltd., a company incorporated in the Islands of Bermuda (the "Owners") and Northern Marine Management Ltd., a company incorporated in Scotland (the "Managers"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Time Charter.

            The Owners and the Managers hereby agree that the provisions of the Ship Management Agreement shall be amended as follows:

            1. The schedule set forth in Clause 21 shall be deleted and replaced by the following:

                      "Period                               Management Fee
1  (Effective date stated in Box 4 - November 10, 2005)        $ 7,500
2  (November 11, 2005 - November 10, 2006)                     $ 7,875
3  (November 11, 2006 - November 10, 2007)                     $ 8,269
4  (November 11, 2007 - November 10, 2008)                     $ 8,682
5  (November 11, 2008 - November 10, 2009)                     $ 9,116
Option 1 (November 11, 2009 - November 10, 2010)               $ 9,572
Option 2 (November 11, 2010 - November 10, 2011)               $10,051
Option 3 (November 11, 2011 - November 10, 2012)               $10,553"

      This Amendment shall be governed by and construed in accordance with the laws of England. Except as provided herein, the Ship Management Agreement shall remain unchanged.

      OWNERS                                MANAGERS

      Victory Ltd.                          Northern Marine Management Ltd.

      By: /s/ Arthur L. Regan               By: /s/ Mats Berglund
          -------------------                   -----------------
      Name: Arthur L. Regan                 Name: Mats Berglund
      Title: President and CEO              Title: Director